Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT:	Robert J. Whelan

Chief Financial Officer

(617) 912-4220

Erica E. Smith

Investor Relations

(617) 912-3766

www.bostonprivate.com

BOSTON PRIVATE ANNOUNCES RESULTS FOR THE

FOURTH-QUARTER AND YEAR-END 2006

Company Records Solid Balance Sheet Growth Recognizes Significant Loan Expansion

Boston, MA, January 24, 2007 – Boston Private Financial Holdings, Inc. (NASDAQ: BPFH) (the “Company” or “Boston Private”) today reported fourth quarter 2006 non-GAAP cash earnings of $0.50 per diluted share, an increase of 11.1%, versus $0.45 for the fourth quarter 2005. For the year, non-GAAP cash earnings were $1.82 per diluted share, an increase of 7.1% compared to $1.70 per diluted share for the year ended December 31, 2005.

GAAP earnings for the fourth quarter were $0.40 per diluted share, an increase of 11.1% compared to $0.36 per diluted share for the fourth quarter 2005. For the year, GAAP earnings were $1.43 per diluted share, an increase of 3.6% compared to $1.38 per diluted share for the year ended 2005.

Timothy L. Vaill, Chairman and Chief Executive Officer, said, “I am gratified that the GAAP earnings for the fourth quarter were $0.40 per share compared to $0.36 per share in the third quarter. During the year, we invested in new wealth management offices in demographically rich markets such as Naples, Florida, New York City, and Hingham,

Massachusetts. We acquired Anchor Capital, further diversifying our revenue stream by entering the separately managed accounts business. In addition, we increased our investment in our fast growing affiliate partner Bingham, Osborn & Scarborough. While we continued to face the challenge of an inverted yield curve, our results this quarter were benefited by approximately $0.02 per share resulting from management’s decision to reduce discretionary incentive payments consistent with a lower earnings growth rate compared to recent years. We also recognized a $0.01 per share benefit from a lower tax rate and $0.01 per share from seasonal performance fees related to the investment management business.”

Walter M. Pressey, Boston Private’s President, stated, “Our investment management business benefited from a strong market and diversification by business mix, geography, product, investment style, and client type. Despite short-term challenges faced by one investment product, which resulted in significant outflows, our revenues grew by more than 30 percent overall and approximately 10 percent on a same affiliate basis.”

The financial statements include the results from Gibraltar Private Bank & Trust Company (“Gibraltar”), which Boston Private acquired on October 1, 2005, and from Anchor Capital Holdings LLC (“Anchor”), which the Company acquired on June 1, 2006. Accordingly, comparisons for certain periods are not reflective of same affiliate financial information. More detailed financial information regarding Gibraltar’s and Anchor’s financial results are outlined later in this press release.

Annual Highlights

❖	Net Income for 2006 increased 24.9% to $54.4 million, compared to $43.5 million in 2005. Net income was $48.0 million, or an increase of 15.9%, on a same affiliate basis after adjusting for the $6.4 million of net income related to Gibraltar and Anchor, and the related financing.

❖	Total Revenues for 2006 increased 31.0% to $344.9 million, compared to $263.3 million in 2005. Revenues were $274.5 million, a 10.0% increase after adjusting for the $70.4 million of revenues related to the Gibraltar and Anchor acquisitions, and related financing.

❖	Net Interest Income for 2006 increased 34.8%, to $173.5 million. Net interest income increased $11.3 million, or 9.7%, to $128.0 million in 2006 after adjusting for the $45.5 million in net interest income at Gibraltar and the related trust preferred interest expense.

o	Core net interest margin, excluding the impact of trust preferred interest expense related to acquisitions, increased 2 basis points to 4.12% from 4.10% for 2006 versus 2005.
o	Net interest margin, including the impact of trust preferred interest expense, was 3.84%, 4 basis points lower than the 2005 level of 3.88%.
o	Increased business volume contributed $54.4 million to the increase of net interest income. Excluding Gibraltar, business volume contributed $16.8 million to the increase in net interest income.
o	Increased cost of funds, partially offset by increased asset yields, caused a $9.6 million reduction in net interest income. Excluding Gibraltar, the cost of funds caused a $5.6 million reduction in net interest income.

❖	Wealth Advisory Fee Income increased 8.8% to $20.8 million in 2006 over the prior year.

❖	Investment Management Fee Income for 2006 totaled $137.7 million, an increase of 30.1% over 2005. The increase was due predominantly to the addition of Anchor and strong investment performance at certain affiliates. On a same affiliate basis, investment management fee income was $114.8 million, an increase of 9.8%.

❖	Total Operating Expenses for 2006, including minority interests, increased 34.6% to $254.1 million, compared to $188.8 million in 2005. Operating expenses, including minority interest, were $196.6 million, or a 9.8% increase, on a same affiliate basis after adjusting for the $57.5 million related to the acquisitions of Anchor and Gibraltar.

❖	Operating Leverage was negative 3.7% for 2006. The negative operating leverage was impacted by a significant increase in the cost of deposit funds and $4.9 million in operating expenses related to investment spending to support business expansion.

❖	Total Assets increased 12.6% to $5.8 billion over the December 31, 2005 balance of $5.1 billion.

❖	Loans increased 19.0% to $4.3 billion over the December 31, 2005 balance of $3.6 billion. Commercial and construction loans totaled $2.5 billion and represented 57.9% of the combined loan portfolio. Residential loans totaled $1.5 billion and represented 35.9% of the total portfolio.

❖	Deposits increased 8.8% to $4.1 billion over the December 31, 2005 balance of $3.7 billion.

❖	Total Assets Under Management/Advisory, including the Company’s unconsolidated affiliates, increased 38.2%, or $9.0 billion, over the prior year to $32.7 billion. AUM increased $2.6 billion, or 11.0%, after adjusting for the $6.4 billion in assets under management at December 31, 2006 held by Anchor.

❖	Change in Assets Under Management. On a consolidated basis, Boston Private’s banks and asset managers had net outflows of funds of approximately $405 million and an increase of approximately $2.7 billion related to market action for the year.

Robert J. Whelan, Boston Private’s Chief Financial Officer, commented, “Our management teams have taken selective actions to improve financial performance, investment performance and deposit balances. I am confident that we are appropriately reinvesting for future organic growth, and promoting a superior customer experience, while optimizing our financial performance.”

CEO Vaill concluded, “We are looking forward to the year ahead. We believe we have the strategy, unique business model, and financial strength to capitalize on the tremendous opportunities in the wealth management market. I am as excited as I have ever been about the opportunities we are facing as we build one of the leading wealth management companies in the industry.”

Fourth Quarter 2006 Results

Boston Private’s revenues increased 14.4% to $90.9 million for the fourth quarter of 2006, over revenues of $79.5 million for the fourth quarter of 2005. This increase was due to the acquisition of Anchor, as well as growth achieved in the Company’s wealth advisory and investment management businesses. The Anchor acquisition contributed $7.4 million in revenue for the fourth quarter.

The Company’s net interest income decreased 1.2% to $43.4 million for the fourth quarter of 2006, compared to $43.9 million for the fourth quarter of 2005. The change was due to the impact of net interest margin decline, which caused a decrease of $5.5 million, partially offset by increased volumes of $5.0 million. Excluding the impact of trust preferred interest expense, Boston Private’s core net interest margin decreased 18 basis points to 3.85% in the fourth quarter 2006 compared to 4.03% in the third quarter of 2006. The net interest margin, including the impact of the trust preferred, was 3.58% in the fourth quarter of 2006, compared to 3.76% in the third quarter of 2006.

Investment management fee income for the fourth quarter 2006 totaled $37.7 million, up 34.2% over the fourth quarter 2005. The increase from the fourth quarter of 2006 was primarily due to the addition of Anchor, strong investment performance at certain affiliates and improved market action. Anchor contributed $7.4 million in fee income.

In Boston Private’s wealth advisory business, fee income increased 10.7% from the fourth quarter of 2005 to $5.5 million for the fourth quarter of 2006.

Boston Private’s banks and asset managers had net outflows of assets under management of approximately $222 million and an increase of approximately $1.6 billion related to market action for the fourth quarter.

Operating expenses, including minority interest, were $66.1 million for the fourth quarter of 2006, an increase 16.5% over the fourth quarter of 2005. The main drivers of operating expense growth were costs associated with operating expenses of the Anchor acquisition and geographic expansion. Operating expenses, including minority interest for Anchor were $5.8 million in the fourth quarter of 2006.

Net income was $15.6 million for the fourth quarter of 2006, an increase 18.6% over the fourth quarter of 2005. Anchor contributed $925 thousand to net income in the fourth quarter of 2006.

Dividend Payment Increased

Concurrent with the release of the fourth quarter 2006 earnings, the Board of Directors of the Company declared a cash dividend to shareholders of $0.09 per share, reflecting the quarterly earnings performance. The record date for this dividend is February 1, 2007 and the payment date is February 15, 2007. This is an increase from the previous quarterly level by $0.01 per share and reflects the seventh annual increase since the company instituted a dividend in 1999.

Cash Earnings

Boston Private calculates its cash earnings by adjusting net income to exclude net amortization of intangibles and the impact of certain non-cash share based compensation plans, and includes related tax benefits that result from purchase accounting. In addition to GAAP earnings, the Company believes its cash earnings reports the additional value to shareholders generated by purchase accounting adjustments and the non-cash share based compensation plans. (A detailed reconciliation table is attached.)

Conference Call

Management will host a conference call to review the Company’s financial performance and business developments on January 25, 2007 at 9 a.m. Eastern time. Interested parties may join the call by dialing 800-867-0731 and the password required is “Boston”. The call will be simultaneously web cast and may be accessed on the Internet by linking through www.bostonprivate.com. A continuous telephone replay will be available beginning at 11:30 a.m. Eastern time. The replay telephone number is 800-388-9064.

Boston Private Wealth Management Group

The Boston Private Wealth Management Group is a national enterprise of independently operated financial service firms united by a commitment to provide exceptional wealth management solutions to the high net worth marketplace, selected institutions, key intermediaries and private companies. Member firms are subsidiaries of Boston Private Financial Holdings, Inc., (NASDAQ: BPFH) and are provided access to financial capital and resources such as sales and marketing expertise, leadership development, legal counsel and compliance guidance.

Boston Private’s core competencies are private banking, wealth advisory and investment management, represented by its acquired firms that are located in demographically-attractive geographic regions. Collectively, they provide solutions for wealth accumulation, preservation, and distribution, serving the needs of a client’s financial lifecycle. Boston Private’s firms are deeply rooted in excellence and are distinguished by their uncompromising commitment to quality relationships and superior business results.

This press release contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company’s management uses these non-GAAP measures in its analysis of the Company’s performance. These performance measures exclude other significant gains or losses that are unusual in nature. Also, these non-GAAP measures exclude net amortization of intangibles and tax benefits related to purchase accounting, stock options and ESPP expense. Because these items and their impact on the Company’s performance are difficult to predict, management believes that presentations of financial measures excluding the impact of these items provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s businesses. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies.

Statements in this press release that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. These statements include, but are not limited to, prospects for long term financial performance, the impact on the Company’s results of improved market conditions and prevailing and future interest rates, prospects for growth in balance sheet assets and assets under management and advisory and prospects for overall results over the long term. You should not place undue reliance on our forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond Boston Private’s control and could cause actual results to differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those set forth in the forward-looking statements include, among others, adverse conditions in the capital markets and the impact of such conditions on Boston Private’s investment advisory activities; the risk that the business of Anchor Capital will not be integrated successfully with Boston Private’s or such integration may be more difficult, time-consuming or costly than expected; interest rate compression which may adversely impact net interest income; competitive pressures from other financial institutions which, together with other factors, may affect the Company’s growth and financial performance; the effects of national and local economic conditions; and the risk that goodwill and intangibles recorded in the Company’s financial statements will become impaired; as well as the other risks and uncertainties detailed in Boston Private’s Annual Report on Form 10-K and other filings submitted to the Securities and Exchange Commission. Boston Private does not undertake any obligation to update any forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Boston Private Financial Holdings, Inc.

Selected Financial Data

(In Thousands, except share data)

(Unaudited)

	December 31, 2006	December 31, 2005
FINANCIAL DATA (1):
Total Balance Sheet Assets	$5,763,544	$5,118,568
Stockholders’ Equity	635,197	539,348
Tangible Capital:
Boston Private Bank & Trust	160,639	137,887
Borel Private Bank & Trust	91,300	76,570
First Private Bank & Trust	48,388	39,514
Gibraltar Private Bank & Trust	78,692	63,762
Investment Securities	577,903	584,860
Goodwill	335,633	286,751
Intangible Assets	125,331	97,656

Commercial and Construction Loans	2,496,234	2,039,443
Residential Mortgage Loans	1,546,965	1,338,607
Home Equity and Other Consumer Loans	268,053	246,190

Total Loans	4,311,252	3,624,240

Loans Held for Sale	5,224	12,883
Allowance for Loan Losses and Off-Balance Sheet Risk	48,973	42,354
Non-performing Loans	9,999	7,900
Repossessed Assets, Net	550	—
Total Non-performing Assets	10,549	7,900
Deposits	4,077,831	3,748,141
Borrowings	914,529	703,379

Book Value Per Share	$17.36	$15.50
Market Price Per Share	$28.21	$30.42

ASSETS UNDER MANAGEMENT AND ADVISORY:

Westfield Capital Management	$10,102,000	$8,325,000
Boston Private Bank & Trust	2,369,000	2,310,000
Sand Hill Advisors	1,252,000	1,094,000
Boston Private Value Investors	961,000	867,000
RINET Company	1,262,000	1,129,000
Borel Private Bank & Trust	731,000	661,000
Dalton, Greiner, Hartman, Maher & Co.	2,302,000	3,259,000
KLS Professional Advisors Group	3,727,000	3,140,000
Gibraltar Private Bank & Trust	907,000	757,000
Anchor Capital Holdings	6,444,000	—
First Private Bank & Trust (7)	5,000	—
Less: Inter-company Relationship	(238,000)	(203,000)

Consolidated Affiliate Assets Under Management and Advisory	$29,824,000	$21,339,000
Coldstream Capital Management	1,090,000	900,000
Bingham, Osborn, & Scarborough	1,777,000	1,415,000

Total Assets Under Management and Advisory	$32,691,000	$23,654,000

FINANCIAL RATIOS:

Stockholders’ Equity/Total Assets	11.02%	10.54%
Non-performing Loans/Total Loans	0.23%	0.22%
Allowance for Loan Losses and Off-Balance Sheet Risk/Total Loans	1.14%	1.17%
Tangible Capital/ Tangible Assets	3.29%	3.27%

	Three Months Ended		Twelve Months Ended
	December 31, 2006	December 31, 2005	December 31, 2006	December 31, 2005
OPERATING RESULTS (1):
Net Interest Income - on a Fully Taxable Equivalent Basis (FTE)	$44,960	$45,218	$179,276	$133,532
FTE Adjustment	1,575	1,302	5,763	4,793

Net Interest Income	43,385	43,916	173,513	128,739

Investment Management & Trust Fees:
Westfield Capital Management	15,567	12,668	57,445	48,878
Boston Private Bank & Trust	3,578	3,354	13,818	12,935
Sand Hill Advisors	1,556	1,522	6,198	6,171
Boston Private Value Investors	1,748	1,612	6,805	6,296
Borel Private Bank & Trust	1,130	956	4,326	3,495
Gibraltar Private Bank & Trust	1,764	1,369	6,479	1,369
Dalton, Greiner, Hartman, Maher & Co.	5,043	6,640	26,182	26,729
First Private Bank & Trust	5	—	5	—
Anchor Capital Holdings	7,356	—	16,474	—

Total Investment Management & Trust Fees	37,747	28,121	137,732	105,873
Wealth Advisory Fees:
RINET Company	2,135	2,084	8,181	8,140
KLS Professional Advisors Group	3,336	2,848	12,375	10,782
Other	55	61	204	164

Total Wealth Advisory Fees	5,526	4,993	20,760	19,086

Other Fees	2,312	1,516	7,843	6,278

Total Fees	45,585	34,630	166,335	131,237

Earnings in Equity Investments	1,515	503	3,034	1,556
Gain on Sale of Loans, Net	434	471	1,972	1,774
Gain/(Loss) on Sale of Investments, Net	—	(20)	—	20

Total Fees and Other Income	47,534	35,584	171,341	134,587

Total Revenue	90,919	79,500	344,854	263,326

Provision for Loan Losses	987	2,070	6,179	5,438

Salaries and Employee Benefits	41,611	35,928	163,438	123,387
Occupancy and Equipment	7,900	6,447	29,149	21,053
Professional Services	3,651	3,080	13,346	10,270
Marketing and Business Development	2,169	2,048	8,705	6,792
Contract Services and Processing	1,321	1,224	5,125	4,070
Amortization of Intangibles	3,874	3,018	13,649	7,634
Other	4,512	3,911	17,037	13,063

Total Operating Expense	65,038	55,656	250,449	186,269

Minority Interest	1,020	1,032	3,699	2,512
Income Before Income Taxes	23,874	20,742	84,527	69,107
Income Tax Expense	8,266	7,583	30,154	25,561

Net Income	$15,608	$13,159	$54,373	$43,546

Boston Private Financial Holdings, Inc.

Selected Financial Data

(In Thousands, except share data)

(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31, 2006	December 31, 2005	December 31, 2006	December 31, 2005
RECONCILIATION OF GAAP EARNINGS TO CASH EARNINGS (1):

Net Income (GAAP Basis)	$15,608	$13,159	$54,373	$43,546

Cash Basis Earnings (2)
Book Amortization of Purchased Intangibles, Net of Tax	2,091	1,641	7,514	3,982
Cash Benefit of Tax Deductions from Purchased Intangibles & Goodwill	1,138	1,032	4,206	4,129
Stock options and ESPP, Net of Tax	830	832	3,622	2,772

Total Cash Basis Adjustment	4,059	3,505	15,342	10,883

Cash Basis Earnings	$19,667	$16,664	$69,715	$54,429

	Three Months Ended		Twelve Months Ended
	December 31, 2006	December 31, 2005	December 31, 2006	December 31, 2005
PER SHARE DATA: (In thousands, except per share data) (1)

Calculation of Net Income for EPS:

Net Income as reported and for basic EPS	$15,608	$13,159	$54,373	$43,546
Interest on convertible trust preferred securities, net of tax	765	765	3,060	3,059

Net Income for diluted EPS	$16,373	$13,924	$57,433	$46,605

Calculation of average shares outstanding:
Weighted average basic shares	36,064	34,219	35,453	29,425
Dilutive effect of:
Stock Options, Stock Grants and Other	1,560	1,623	1,453	1,071
Forward Agreement	—	—	—	147
Convertible trust preferred securities	3,183	3,182	3,183	3,182

Dilutive potential common shares	4,743	4,805	4,636	4,400
Weighted average diluted shares	40,807	39,024	40,089	33,825

Earnings per Share:
Basic	$0.43	$0.38	$1.53	$1.48
Diluted	$0.40	$0.36	$1.43	$1.38

RECONCILIATION OF GAAP EPS TO CASH EPS (1):

(on a Diluted Basis)

Earnings Per Share (GAAP Basis)	$0.40	$0.36	$1.43	$1.38
Cash Basis Adjustment	$0.10	$0.09	$0.39	$0.32

Cash Basis Earnings Per Diluted Share (6)	$0.50	$0.45	$1.82	$1.70

	Three Months Ended		Twelve Months Ended
	December 31, 2006	December 31, 2005	December 31, 2006	December 31, 2005
OPERATING RATIOS & STATISTICS (1):

Return on Average Equity	9.96%	10.00%	9.27%	11.23%
Return on Average Assets	1.10%	1.03%	1.02%	1.13%
Net Interest Margin	3.58%	4.00%	3.84%	3.88%
Core Net Interest Margin(3)	3.85%	4.28%	4.12%	4.10%
Total Fees and Other Income/Total Revenue	52.28%	44.76%	49.69%	51.11%
Efficiency Ratio	67.55%	65.92%	68.52%	67.47%
Loans Charged-off, Net of (Recoveries)	$(39)	$(40)	$399	$46

RECONCILIATION OF NIM TO CORE NIM

Net Interest Margin	3.58%	4.00%	3.84%	3.88%
Effect of Trust Preferred, Net	0.27%	0.28%	0.28%	0.22%
Core Net Interest Margin(3)	3.85%	4.28%	4.12%	4.10%

CASH OPERATING RATIOS (1):

Return on Average Equity (4)	12.54%	12.67%	11.89%	14.04%
Return on Average Assets (5)	1.39%	1.31%	1.31%	1.41%

Boston Private Financial Holdings, Inc.

Selected Financial Data

(In Thousands, except share data)

(Unaudited)

AVERAGE BALANCE SHEET:

	Three Months Ended December 31, 2006			Three Months Ended December 31, 2005
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
AVERAGE ASSETS:
Earnings Assets
Cash and investments	$725,252	$7,665	4.72%	$880,755	$7,709	3.88%
Loans
Commercial and Construction	2,411,415	46,817	7.74%	2,007,407	36,970	7.32%
Residential Mortgage	1,535,098	21,819	5.69%	1,341,973	17,458	5.20%
Home Equity and Other Consumer	273,830	5,607	7.78%	238,101	4,259	7.00%

Total Earning Assets	4,945,595	81,908	7.00%	4,468,236	66,396	5.99%

Allowance for Loan Losses	(42,634)			(36,640)
Cash and due From Banks	55,612			71,434
Other Assets	693,800			598,329

TOTAL AVERAGE ASSETS	5,652,373			5,101,359

AVERAGE LIABILITIES AND STOCKHOLDERS’ EQUITY:
Interest-Bearing Liabilities:
Deposits:
Savings and NOW	459,196	2,167	1.87%	428,344	950	0.88%
Money Market	1,878,662	15,439	3.26%	1,816,019	8,560	1.87%
Certificate of Deposits	871,428	10,028	4.57%	706,315	5,718	3.21%

Total Deposits	3,209,286	27,634	3.42%	2,950,678	15,228	2.05%
Junior Subordinated Debentures	234,021	3,318	5.55%	232,979	3,221	5.41%
FHLB Borrowings and Other	684,866	7,571	4.35%	451,305	4,031	3.54%

Total Interest-Bearing Liabilities	4,128,173	38,523	3.69%	3,634,962	22,480	2.45%

Non-interest Bearing Demand Deposits	741,198			782,377
Payables and Other Liabilities	155,862			157,905

Total Liabilities	5,025,233			4,575,244
Stockholders’ Equity	627,140			526,115

TOTAL AVERAGE LIABILITIES & STOCKHOLDERS’ EQUITY	$5,652,373			$5,101,359

Net Interest Income		$43,385			$43,916
Net Interest Margin		3.58%			4.00%

AVERAGE BALANCE SHEET:

	Twelve Months Ended December 31, 2006			Twelve Months Ended December 31, 2005
AVERAGE ASSETS:	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Earnings Assets
Cash and investments	$701,653	$27,237	4.39%	$734,314	$22,527	3.52%
Loans
Commercial and Construction	2,226,396	169,826	7.70%	1,581,658	110,322	7.06%
Residential Mortgage	1,466,182	82,255	5.61%	988,799	48,585	4.91%
Home Equity and Other Consumer	263,045	20,714	7.75%	128,673	8,556	6.61%

Total Earning Assets	4,657,276	300,032	6.93%	3,433,444	189,990	5.67%

Allowance for Loan Losses	(40,101)			(29,744)
Cash and due From Banks	60,681			54,300
Other Assets	633,886			410,399

TOTAL AVERAGE ASSETS	5,311,742			3,868,399

AVERAGE LIABILITIES AND STOCKHOLDERS’ EQUITY:
Interest-Bearing Liabilities:
Deposits:
Savings and NOW	453,587	6,754	1.49%	315,967	1,653	0.52%
Money Market	1,768,655	49,002	2.77%	1,347,872	22,199	1.65%
Certificate of Deposits	767,736	31,506	4.09%	571,843	15,784	2.76%

Total Deposits	2,989,978	87,262	2.92%	2,235,682	39,636	1.77%
Junior Subordinated Debentures	234,021	13,167	5.63%	145,409	7,484	5.15%
FHLB Borrowings and Other	624,954	26,090	4.13%	410,690	14,131	3.32%

Total Interest-Bearing Liabilities	3,848,953	126,519	3.28%	2,791,781	61,251	2.19%

Non-interest Bearing Demand Deposits	735,224			582,960
Payables and Other Liabilities	141,099			105,899

Total Liabilities	4,725,276			3,480,640
Stockholders’ Equity	586,466			387,759

TOTAL AVERAGE LIABILITIES & STOCKHOLDERS’ EQUITY	$5,311,742			$3,868,399

Net Interest Income		$173,513			$128,739
Net Interest Margin		3.84%			3.88%

Boston Private Financial Holdings, Inc.

Selected Financial Data

(In Thousands, except share data)

(Unaudited)

	December 31, 2006	September 30, 2006
FINANCIAL DATA (1):

Total Balance Sheet Assets	$5,763,544	$5,478,170
Stockholders’ Equity	635,197	619,240
Tangible Capital:
Boston Private Bank & Trust	160,639	154,988
Borel Private Bank & Trust	91,300	87,426
First Private Bank & Trust	48,388	46,115
Gibraltar Private Bank & Trust	78,692	75,340
Investment Securities	577,903	533,557
Goodwill	335,633	318,417
Intangible Assets	125,331	125,601

Commercial and Construction Loans	2,496,234	2,382,898
Residential Mortgage Loans	1,546,965	1,486,942
Home Equity and Other Consumer Loans	268,053	278,971

Total Loans	4,311,252	4,148,811

Loans Held for Sale	5,224	5,034
Allowance for Loan Losses and Off-Balance Sheet Risk	48,973	47,707
Non-performing Loans	9,999	12,592
Repossessed Assets, Net	550	550
Total Non-performing Assets	10,549	13,142
Deposits	4,077,831	3,854,594
Borrowings	914,529	871,160

Book Value Per Share	$17.36	$16.96
Market Price Per Share	$28.21	$27.88

ASSETS UNDER MANAGEMENT AND ADVISORY:

Westfield Capital Management	$10,102,000	$9,074,000
Boston Private Bank & Trust	2,369,000	2,309,000
Sand Hill Advisors	1,252,000	1,151,000
Boston Private Value Investors	961,000	914,000
RINET Company	1,262,000	1,202,000
Borel Private Bank & Trust	731,000	683,000
Dalton, Greiner, Hartman, Maher & Co.	2,302,000	2,784,000
KLS Professional Advisors Group	3,727,000	3,494,000
Gibraltar Private Bank & Trust	907,000	888,000
Anchor Capital Holdings	6,444,000	5,806,000
First Private Bank & Trust	5,000	—
Less: Inter-company Relationship	(238,000)	(211,000)

Consolidated Affiliate Assets Under Management and Advisory	$29,824,000	$28,094,000

Coldstream Capital Management	1,090,000	1,000,000
Bingham, Osborn, & Scarborough	1,777,000	1,634,000

Total Unconsolidated Assets Under Management and Advisory	$32,691,000	$30,728,000

FINANCIAL RATIOS (1):

Stockholders’ Equity/Total Assets	11.02%	11.30%
Nonperforming Loans/Total Loans	0.23%	0.30%
Allowance for Loan Losses and Off-Balance Sheet Risk/Total Loans	1.14%	1.15%
Tangible Capital/Tangible Assets	3.29%	3.48%

Boston Private Financial Holdings, Inc.

Selected Financial Data

(In Thousands, except share data)

(Unaudited)

	Three Months Ended
	December 31, 2006	September 30, 2006
OPERATING RESULTS (1):
Net Interest Income - on a Fully Taxable Equivalent Basis (FTE)	$44,960	$44,646
FTE Adjustment	1,575	1,488

Net Interest Income	43,385	43,158

Investment Management & Trust Fees:
Westfield Capital Management	15,567	14,238
Boston Private Bank & Trust	3,578	3,352
Sand Hill Advisors	1,556	1,539
Boston Private Value Investors	1,748	1,701
Borel Private Bank & Trust	1,130	1,149
Gibraltar Private Bank & Trust	1,764	1,640
Dalton, Greiner, Hartman, Maher & Co.	5,043	6,559
First Private Bank & Trust	5	—
Anchor Capital	7,356	6,854

Total Investment Management & Trust Fees	37,747	37,032
Wealth Advisory Fees
RINET Company	2,135	2,029
KLS Professional Advisors Group	3,336	3,155
Other	55	51

Total Wealth Advisory Fees	5,526	5,235

Other Fees	2,312	2,038

Total Fees	45,585	44,305

Earnings in Equity Investments	1,515	528
Gain on Sale of Loans, Net	434	556
Gain on Sale of Investments, Net	—	—

Total Fees and Other Income	47,534	45,389

Total Revenue	90,919	88,547

Provision for Loan Losses	987	2,325

Salaries and Benefits	41,611	42,244
Occupancy and Equipment	7,900	7,695
Professional Services	3,651	3,161
Marketing and Business Development	2,169	1,842
Contract Services and Processing	1,321	1,301
Amortization of Intangibles	3,874	3,736
Other	4,512	3,703

Total Operating Expense	65,038	63,682

Minority Interest	1,020	1,120
Income Before Income Taxes	23,874	21,420
Income Tax Expense	8,266	7,770

Net Income	$15,608	$13,650

	Three Months Ended
	December 31, 2006	September 30, 2006
RECONCILIATION OF GAAP EARNINGS TO CASH EARNINGS (1):
Net Income (GAAP Basis)	$15,608	$13,650
Cash Basis Earnings (2)
Book Amortization of Purchased Intangibles, Net of Tax	2,091	2,032
Cash Benefit of Tax Deductions from Purchased Intangibles & Goodwill	1,138	1,023
Stock options and ESPP, Net of Tax	830	829

Total Cash Basis Adjustment	4,059	3,884

Cash Basis Earnings	$19,667	17,534

	Three Months Ended
	December 31, 2006	September 30, 2006
PER SHARE DATA: (In thousands, except per share data) (1)

Calculation of Net Income for EPS:
Net Income as reported and for basic EPS	$15,608	$13,650
Interest on convertible trust preferred securities, net of tax	765	765

Net Income for diluted EPS	$16,373	$14,415

Calculation of Average Shares Outstanding:
Weighted average basic shares	36,064	35,953
Dilutive effect of:
Stock Options and Stock Grants, and Other	1,560	1,270
Convertible trust preferred securities	3,183	3,183

Dilutive potential common shares	4,743	4,453
Weighted average diluted shares	40,807	40,406

Earnings per Share:
Basic	$0.43	$0.38
Diluted	$0.40	$0.36

RECONCILIATION OF GAAP EPS TO CASH EPS (1): (on a Diluted Basis)

Earnings Per Share (GAAP Basis)	$0.40	$0.36
Cash Basis Adjustment	$0.10	$0.09

Cash Basis Earnings Per Diluted Share	$0.50	$0.45

OPERATING RATIOS & STATISTICS:

Return on Average Equity	9.96%	8.95%
Return on Average Assets	1.10%	1.02%
Net Interest Margin	3.58%	3.76%
Core Net Interest Margin (3)	3.85%	4.03%
Total Fees and Other Income/Total Revenue	52.28%	51.26%
Efficiency Ratio	67.55%	67.39%
Loans Charged-off, Net of (Recoveries)	$(39)	$(101)

RECONCILIATION OF NIM TO CORE NIM
Net Interest Margin	3.58%	3.76%
Effect of Trust Preferred , Net	0.27%	0.27%
Core Net Interest Margin (3)	3.85%	4.03%

Boston Private Financial Holdings, Inc.

Selected Financial Data

(In Thousands, except share data)

(Unaudited)

SAME AFFILIATES (8)
Growth Excluding Acquisitions
	As Reported December 31, 2006	December 31, 2005	Acquisitions December 31, 2006	Same Affiliates December 31, 2006
FINANCIAL DATA (1):

Total Balance Sheet Assets	$5,763,544	$5,118,568	$93,860	$5,669,684
Stockholders’ Equity	635,197	539,348	30,932	604,265
Tangible Capital:
Boston Private Bank & Trust	160,639	137,887	—	160,639
Borel Private Bank & Trust	91,300	76,570	—	91,300
First Private Bank & Trust	48,388	39,514	—	48,388
Gibraltar Private Bank & Trust	78,692	63,762	—	78,692
Investment Securities	577,903	584,860	394	577,509
Goodwill	335,633	286,751	38,463	297,170
Intangible Assets	125,331	97,656	35,815	89,516

Commercial and Construction Loans	2,496,234	2,039,443	—	2,496,234
Residential Mortgage Loans	1,546,965	1,338,607	—	1,546,965
Home Equity and Other Consumer Loans	268,053	246,190	—	268,053

Total Loans	4,311,252	3,624,240	—	4,311,252

Loans Held for Sale	5,224	12,883	—	5,224
Allowance for Loan Losses and Off-Balance Sheet Risk	48,973	42,354	—	48,973
Non-performing Loans	9,999	7,900	—	9,999
Repossessed Assets, Net	550	—	—	—
Total Non-performing Assets	10,549	7,900	—	10,549
Deposits	4,077,831	3,748,141	—	4,077,831
Borrowings	914,529	703,379	—	914,529

ASSETS UNDER MANAGEMENT AND ADVISORY:

Westfield Capital Management	$10,102,000	$8,325,000	—	$10,102,000
Boston Private Bank & Trust	2,369,000	2,310,000	—	2,369,000
Sand Hill Advisors	1,252,000	1,094,000	—	1,252,000
Boston Private Value Investors	961,000	867,000	—	961,000
RINET Company	1,262,000	1,129,000	—	1,262,000
Borel Private Bank & Trust	731,000	661,000	—	731,000
Dalton, Greiner, Hartman, Maher & Co.	2,302,000	3,259,000	—	2,302,000
KLS Professional Advisors Group	3,727,000	3,140,000	—	3,727,000
Gibraltar Private Bank & Trust	907,000	757,000	—	907,000
Anchor Capital Holdings	6,444,000	—	6,444,000	—
First Private Bank & Trust	5,000	—	—	5,000
Less: Inter-company Relationship	(238,000)	(203,000)	—	(238,000)

Consolidated Affiliate Assets Under Management and Advisory	$29,824,000	$21,339,000	$6,444,000	$23,380,000

Coldstream Capital Management	1,090,000	900,000	—	1,090,000
Bingham, Osborn, & Scarborough	1,777,000	1,415,000	—	1,777,000

Total Assets Under Management and Advisory	$32,691,000	$23,654,000	$6,444,000	$26,247,000

	Three Months Ended
	As Reported December 31, 2006	December 31, 2005	Acquisitions December 31, 2006	Same Affiliates December 31, 2006
OPERATING RESULTS (1):

Net Interest Income - on a Fully Taxable Equivalent Basis (FTE)	$44,960	$45,218	$22	$44,938
FTE Adjustment	1,575	1,302	—	1,575

Net Interest Income	43,385	43,916	22	43,363

Investment Management & Trust Fees:
Westfield Capital Management	15,567	12,668	—	15,567
Boston Private Bank & Trust	3,578	3,354	—	3,578
Sand Hill Advisors	1,556	1,522	—	1,556
Boston Private Value Investors	1,748	1,612	—	1,748
Borel Private Bank & Trust	1,130	956	—	1,130
Gibraltar Private Bank & Trust	1,764	1,369	—	1,764
Dalton, Greiner, Hartman, Maher & Co.	5,043	6,640	—	5,043
First Private Bank & Trust	5	—	—	5
Anchor Capital Holdings	7,356	—	7,356	—

Total Investment Management & Trust Fees	37,747	28,121	7,356	30,391
Wealth Advisory Fees:
RINET Company	2,135	2,084	—	2,135
KLS Professional Advisors Group	3,336	2,848	—	3,336
Other	55	61	—	55

Total Wealth Advisory Fees	5,526	4,993	—	5,526

Other Fees	2,312	1,516	69	2,243

Total Fees	45,585	34,630	7,425	38,160

Earnings in Equity Investments	1,515	503	—	1,515
Gain on Sale of Loans, Net	434	471	—	434
Gain/(Loss) on Sale of Investments, Net	—	(20)	—	—

Total Fees and Other Income	47,534	35,584	7,425	40,109

Total Revenue	90,919	79,500	7,447	83,472

Provision for Loan Losses	987	2,070	—	987

Salaries and Employee Benefits	41,611	35,928	3,894	37,717
Occupancy and Equipment	7,900	6,447	190	7,710
Professional Services	3,651	3,080	58	3,593
Marketing and Business Development	2,169	2,048	161	2,008
Contract Services and Processing	1,321	1,224	41	1,280
Amortization of Intangibles	3,874	3,018	859	3,015
Other	4,512	3,911	235	4,277

Total Operating Expense	65,038	55,656	5,438	59,600

Minority Interest	1,020	1,032	405	615
Income Before Income Taxes	23,874	20,742	1,604	22,270
Income Tax Expense	8,266	7,583	679	7,587

Net Income	$15,608	$13,159	$925	$14,683

Boston Private Financial Holdings, Inc.

Selected Financial Data

(In Thousands, except share data)

(Unaudited)

SAME AFFILIATES (8)
Growth Excluding Acquisitions
	Twelve Months Ended
	As Reported December 31, 2006	As Reported December 31, 2005	Acquisitions December 31, 2006	Same Affiliates December 31, 2006	Acquisitions December 31, 2005	Same Affiliates December 31, 2005
OPERATING RESULTS (1):
Net Interest Income - on a Fully Taxable Equivalent Basis (FTE)	$179,276	$133,532	$45,528	$133,748	$12,056	$121,476
FTE Adjustment	5,763	4,793	—	5,763	—	4,793

Net Interest Income	173,513	128,739	45,528	127,985	12,056	116,683

Investment Management & Trust Fees:
Westfield Capital Management	57,445	48,878	—	57,445	—	48,878
Boston Private Bank & Trust	13,818	12,935	—	13,818	—	12,935
Sand Hill Advisors	6,198	6,171	—	6,198	—	6,171
Boston Private Value Investors	6,805	6,296	—	6,805	—	6,296
Borel Private Bank & Trust	4,326	3,495	—	4,326	—	3,495
Gibraltar Private Bank & Trust	6,479	1,369	6,479	—	1,369	—
Dalton, Greiner, Hartman, Maher & Co.	26,182	26,729	—	26,182	—	26,729
First Private Bank & Trust	5	—	—	5	—	—
Anchor Capital Holdings	16,474	—	16,474	—		—

Total Investment Management & Trust Fees	137,732	105,873	22,953	114,779	1,369	104,504
Wealth Advisory Fees:
RINET Company	8,181	8,140	—	8,181	—	8,140
KLS Professional Advisors Group	12,375	10,782	—	12,375	—	10,782
Other	204	164	—	204	—	164

Total Wealth Advisory Fees	20,760	19,086	—	20,760	—	19,086

Other Fees	7,843	6,278	1,146	6,697	323	5,955

Total Fees	166,335	131,237	24,099	142,236	1,692	129,545

Earnings in Equity Investments	3,034	1,556	—	3,034	—	1,556
Gain on Sale of Loans, Net	1,972	1,774	732	1,240	120	1,654
Gain on Sale of Investments, Net	—	20	—	—	—	20

Total Fees and Other Income	171,341	134,587	24,831	146,510	1,812	132,775

Total Revenue	344,854	263,326	70,359	274,495	13,868	249,458

Provision for Loan Losses	6,179	5,438	1,939	4,240	548	4,890

Salaries and Employee Benefits	163,438	123,387	32,738	130,700	5,399	117,988
Occupancy and Equipment	29,149	21,053	6,067	23,082	1,044	20,009
Professional Services	13,346	10,270	2,848	10,498	351	9,919
Marketing and Business Development	8,705	6,792	2,015	6,690	358	6,434
Contract Services and Processing	5,125	4,070	1,303	3,822	233	3,837
Amortization of Intangibles	13,649	7,634	7,744	5,905	1,479	6,155
Other	17,037	13,063	3,967	13,070	959	12,104

Total Operating Expense	250,449	186,269	56,682	193,767	9,823	176,446

Minority Interest	3,699	2,512	893	2,806	—	2,512
Income Before Income Taxes	84,527	69,107	10,845	73,682	3,497	65,610
Income Tax Expense	30,154	25,561	4,479	25,675	1,387	24,174

Net Income	$54,373	$43,546	$6,366	$48,007	$2,110	41,436

(1)	The Company adopted FAS 123(R) on January 1, 2006 and elected the modified retrospective application. Under the modified retrospective application method, all prior quarters have been restated.
(2)	The Company calculates its cash earnings by adjusting net income to exclude the amortization of the purchased intangibles (net of tax), includes the tax benefit on the portion of the purchase price which is deductible over a 15 year life, and excludes certain non cash share based compensation plans (net of tax). The tax savings are deferred under GAAP accounting but are included in cash earnings since the tax savings (lower tax payment) will be retained unless the acquired company is sold. The Company uses certain non-GAAP financial measures, such as Cash Earnings, to provide information for investors to effectively analyze financial trends of ongoing business activities.
(3)	The Company defines Core Net Interest Margin as Net Interest Margin excluding the interest expense on the Junior Subordinated Debentures. The Company utilizes Trust Preferred Securities to assist in the funding of acquisitions and believes it is useful to compare Net Interest Margin excluding the impact of this acquisition funding vehicle.
(4)	The Company calculates Return on Average Equity on a cash basis as Cash Basis Earnings divided by Average Equity.
(5)	The Company calculates Return on Average Assets on a cash basis as Cash Basis Earnings divided by Average Assets.
(6)	The adoption of FAS123(R ) caused an increase in the average diluted shares outstanding in prior years. The additional shares in 2005 caused original Cash Earnings Per Share to decrease from $1.71 to $1.70 per diluted share.
(7)	First Private Bank and Trust opened their Trust Department in the fourth quarter of 2006.
(8)	Financial Data and Assets Under Management and Advisory as of December 31, 2005 exclude Anchor Capital Holdings. Same Affilaite Operating Results for the three months ending December 31, 2006 exclude Anchor Capital Holdings. Same Affilaite Operating Results for the twelve months ending December 31, 2006 and 2005 exclude Anchor Capital Holdings, Gibraltar Private Bank & Trust Co., and the interest expense, net of tax, on the related Trust Preferred Debt associated with the Gibraltar acquisition.